UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

SendGrid, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38275	27-0654600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 California Street, Suite 500
Denver, CO 80202

(Address of principal executive offices)

(888) 985-7363

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                   Submission of Matters to a Vote of Security Holders.

On January 30, 2019, SendGrid, Inc., a Delaware corporation (“SendGrid”), held a special meeting of its stockholders (the “Special Meeting”). SendGrid’s stockholders voted on three proposals at the Special Meeting, each of which is described in more detail in the definitive joint proxy statement/prospectus filed by SendGrid and Twilio Inc., a Delaware corporation (“Twilio”), with the Securities and Exchange Commission on December 18, 2018.

SendGrid’s stockholders were entitled to one vote for each share of common stock, $0.001 par value per share (each, a “Share”), held as of the close of business on December 13, 2018 (the “Record Date”). At the close of business on the Record Date, there were 47,659,204 Shares eligible to vote at the Special Meeting. Present at the Special Meeting or by proxy were holders of 37,620,747 Shares, representing 78.9% of the outstanding Shares eligible to vote at the Special Meeting, and constituting a quorum. The final results with respect to each such proposal are set forth below.

Proposal 1 - To adopt the Agreement and Plan of Merger and Reorganization, dated October 15, 2018, among SendGrid, Twilio and Topaz Merger Subsidiary, Inc., as amended on December 13, 2018 and as such agreement may be further amended from time to time (the “Merger Agreement”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,488,941	20,048	111,758	—

Proposal 2 - To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to SendGrid’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,313,950	157,174	149,623	—

Proposal 3 - To approve adjournment of the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,464,861	845,305	310,581	—

Adjournment of the Special Meeting was not necessary because SendGrid’s stockholders approved the adoption of the Merger Agreement.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this Current Report on Form 8-K that relate to future results and events may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of SendGrid and Twilio. There can be no assurances that the proposed merger will be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: economic, business, competitive, and/or regulatory factors affecting the businesses of SendGrid and Twilio generally, including those set forth in the filings of SendGrid and Twilio with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, their Current Reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. SendGrid and Twilio undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SendGrid, Inc.

Date: January 30, 2019	By:	/s/ Michael Tognetti
	Name:	Michael Tognetti
	Title:	Senior Vice President, General Counsel

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